Assets and liabilities sold	12 Months Ended
Dec. 31, 2021
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Assets and liabilities sold
12. Assets and liabilities sold
Three hotels in the Americas region have been sold in 2021. Total cash consideration of $46m was received with no gain or loss arising after charging disposal costs. Net assets of $44m disposed comprised $45m property, plant and equipment and $2m right-of-use
assets, less $3m lease liabilities. The net cash inflow arising was $44m.
In 2020, the Group sold one hotel in EMEAA, the Holiday Inn Melbourne Airport. Total consideration of $2m was received with a total gain, net of disposal costs, of $3m. The gain was included in other operating income in the Group income statement.